                                   EXHIBIT 3.

                              AMENDED AND RESTATED
                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                              ADUROMED CORPORATION,

                             GENERAL DEVICES, INC.,

                                       AND

                       THE PURCHASERS NAMED IN EXHIBIT A-I

                          DATED AS OF JANUARY 23, 2006

               AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

          This Amended and Restated Securities Purchase Agreement (the "Amended
and Restated Purchase Agreement"), dated as of January 23, 2006, is entered into by and among Aduromed Corporation, a Delaware corporation ("Aduromed"), General
Devices, Inc., Delaware corporation ("GDI"), and the persons listed on Exhibit
A-I hereto (the "Purchasers").

                                    RECITALS

          WHEREAS, Aduromed and the Purchasers have heretofore entered into that certain Securities Purchase Agreement, dated as of September 30, 2005 (the
"Original Purchase Agreement"), pursuant to which Aduromed (a) at the First
Closing, issued to the Purchasers (i) certain shares of its Series A Preferred
Stock, $.01 par value per share (the "Aduromed Series A Preferred"), and (ii)
certain warrants (the "First Closing Aduromed Warrants") to purchase shares of
Aduromed's Common Stock, $.01 par value per share (the "Aduromed Common Stock"), and (ii) agreed to issue to the Purchasers, at the Second Closing (as contemplated by the Original Purchase Agreement), certain shares of its Series B
Preferred Stock, $.01 par value per share (the "Aduromed Series B Preferred")
and certain warrants (the "Second Closing Aduromed Warrants") to purchase shares of Aduromed's Common Stock, in each case, upon the satisfaction of certain conditions to such issuance described therein;

          WHEREAS, subsequent to the consummation of the First Closing but prior to the consummation of the Second Closing (as contemplated by the Original
Purchase Agreement), Aduromed entered into that certain Amended and Restated
Agreement and Plan of Merger, dated as of January 23, 2006 (the "Merger
Agreement"), by and among Aduromed, GDI, GD MergerSub, Inc., a Delaware corporation, and GD MergerSub II, Inc. ("MergerSub"), a Delaware corporation, pursuant to MergerSub shall merge with and into Aduromed (the "Merger"), with
Aduromed as the surviving entity of the Merger (the "Surviving Entity", and together with Aduromed, GDI and MergerSub, each a "Company" and collectively, the "Companies");

          WHEREAS, pursuant to the terms of the Merger Agreement, upon the consummation of the Merger (i) each outstanding share of Aduromed's Common
Stock, $.01 par value per share (the "Aduromed Common Stock"), will be converted into 1.795 shares of GDI's Common Stock, $.0001 par value per share (the "GDI
Common Stock"), (ii) each outstanding share of Aduromed Series A Preferred will be converted into 1.795 shares of GDI's Series A Preferred Stock, $.0001 par value per share (the "GDI Series A Preferred"), which shares of GDI Series A
Preferred shall have the designations and powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, as set forth in the Certificate of
Designation attached hereto as Exhibit K (the "GDI Series A Certificate of
Designations"), (iii) each outstanding First Closing Aduromed Warrant will be converted in warrants (the "First Closing GDI Warrants") to purchase such number of shares of GDI Common Stock equal to (A) 1.795, times, (B) the number of shares of Aduromed Common Stock issuable upon exercise of the First Closing
Aduromed Warrants, and (iv) all outstanding shares of MergerSub's Common Stock,
$.01 par value per share (the "MergerSub Common Stock"), will be converted into
100 shares of Aduromed Common Stock such that the Surviving Entity will become a wholly-owned subsidiary of GDI;

          WHEREAS, as a result of the structure of the Merger, the parties hereto have agreed to amend and restate the terms of the Original Purchase
Agreement to provide that (a) in lieu of the issuance by Aduromed to the
Purchasers of Aduromed Series B Preferred at the Second Closing (as contemplated by the Original Purchase Agreement), GDI shall issue to the Purchasers at the
Second Closing (as contemplated herein), upon the terms and conditions set forth herein, certain shares of GDI's Series B Preferred Stock, $.0001 par value per share (the "GDI Series B Preferred"), which shares of GDI Series B Preferred shall have the designations and powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, as set forth in the Certificate of Designation attached hereto as Exhibit L (the "GDI Series B Certificate of Designations"), and (b) in
lieu of the issuance by Aduromed to the Purchasers of Second Closing Aduromed
Warrants at the Second Closing (as contemplated by the Original Purchase
Agreement), GDI shall issue to the Purchasers at the Second Closing (as contemplated herein), warrants (the "Second Closing GDI Warrants") to purchase certain shares of GDI Common Stock, in each case, upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto hereby agree that the Original Purchase
Agreement be, and hereby is, amended and restated in its entirety as herein set forth:

     1. Authorization, Sale and Exchange.

          1.1 Authorization.

               (a) Authorization of Aduromed Series A Preferred. As of the date of the Original Purchase Agreement, Aduromed has duly authorized the sale and issuance, pursuant to the terms of the Original Purchase
          Agreement, of 3,489,527 shares of Aduromed Series A Preferred, having the designations and powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, as set forth in the Certificate of
          Designation attached hereto as Exhibit B (the "Aduromed Series A
          Certificate of Designations").

               (b) Authorization of First Closing Aduromed Warrants. As of the
          date of the Original Purchase Agreement, Aduromed has duly authorized the sale and delivery, pursuant to the terms of the Original Purchase
          Agreement, of First Closing Aduromed Warrants to purchase 3,489,527 shares (the "First Closing Aduromed Warrant Shares") of Aduromed
          Common Stock, each substantially in the form attached hereto as
          Exhibit C.

               (c) Authorization of GDI Series A Preferred. As of the date of this Amended and Restated Purchase Agreement, GDI has duly authorized the issuance to the Purchasers, pursuant to the terms of the Merger
          Agreement, of 6,263,702 shares of GDI Series A Preferred, having the designations and powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, as set forth in the GDI Series A Certificate of Designations.

                                        2

               (d) Authorization of First Closing GDI Warrants. As of the date of this Amended and Restated Purchase Agreement, GDI has duly authorized the issuance and delivery to the Purchasers, pursuant to the terms of the Merger Agreement, of First Closing GDI Warrants to
          purchase 6,263,700.97 shares of GDI Common Stock (the "First Closing
          GDI Warrant Shares"), each substantially in the form attached hereto as Exhibit M.

               (e) Authorization of GDI Series B Preferred. GDI will take all action necessary to authorize, prior to the occurrence of the Second
          Closing, the sale and issuance, pursuant to the terms of this Amended and Restated Purchase Agreement, of 15,780,160 shares of GDI Series B
          Preferred Stock, having the designations and powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, as set forth in the GDI Series B Certificate of Designation.

               (f) Authorization of Second Closing GDI Warrants. GDI will take all action necessary to authorize, prior to the occurrence of the
          Second Closing, the sale and delivery, pursuant to the terms of this
          Amended and Restated Purchase Agreement, of warrants to purchase
          15,780,160 shares (the "Second Closing GDI Warrant Shares" and together with the First Closing GDI Warrant Shares, the "GDI Warrant
          Shares") of GDI Common Stock, each substantially in the form attached hereto as Exhibit E (the "Second Closing GDI Warrants" and together with the First Closing GDI Warrants, the "GDI Warrants").

          1.2 Sale of Preferred Stock and Warrants.

               (a) First Closing. Subject to the terms and conditions of the
          Original Purchase Agreement, at the First Closing (as defined in
          Section 2) Aduromed will sell and deliver to each of the Purchasers, and each Purchaser will severally (and not jointly) purchase:

                    (i) such number of shares of Aduromed Series A Preferred set forth opposite such Purchaser's name under the heading "Aduromed
               Series A Preferred Shares" on Exhibit A-I, and

                    (ii) a First Closing Aduromed Warrant to initially purchase such number of First Closing Aduromed Warrant Shares set forth opposite such Purchaser's name under the heading "First Closing
               Aduromed Warrants" on Exhibit A-I, which shall be equal to the number of shares of Aduromed Series A Preferred being purchased by such Purchaser at the First Closing,

          for an aggregate purchase price set forth opposite such Purchaser's name under the heading "First Closing Purchase Price" on Exhibit A-I
          (such Purchaser's "First Closing Purchase Price"), which aggregate
          First Closing Purchase Price for such Purchaser shall equal the product of (x) $0.57, times (y) the number of shares of Aduromed
          Series A Preferred being purchased by such Purchaser at the First
          Closing.

                                        3

               (b) Merger Closing. Subject to the terms and conditions of the
          Merger Agreement, at the closing of the Merger, GDI will issue and deliver to each of the Purchasers, in accordance with the Merger
          Agreement:

                    (i) such number of shares of GDI Series A Preferred set
               forth opposite such Purchaser's name under the heading "GDI
               Series A Preferred Shares" on Exhibit A-I, and

                    (ii) a First Closing GDI Warrant to initially purchase such number of First Closing GDI Warrant Shares set forth opposite such Purchaser's name under the heading "First Closing GDI
               Warrants" on Exhibit A-I, which shall be equal to the number of shares of GDI Series A Preferred being issued to such Purchaser in connection with the Merger.

               (c) Second Closing. Subject to the terms and conditions of this
          Amended and Restated Purchase Agreement, at the Second Closing (as
          defined in Section 2), if such Second Closing shall occur in accordance with this Amended and Restated Purchase Agreement, GDI will sell and deliver to each of the Purchasers, and each Purchaser will severally (and not jointly) purchase:

                    (i) such number of shares of GDI Series B Preferred set
               forth opposite such Purchaser's name under the heading "GDI
               Series B Preferred Shares" on Exhibit A-II, and

                    (ii) a Second Closing GDI Warrant to initially purchase such number of Second Closing GDI Warrant Shares set forth opposite such Purchaser's name under the heading "Second Closing GDI
               Warrants" on Exhibit A-II, which shall be equal to the number of shares of GDI Series B Preferred being purchased by such
               Purchaser at the Second Closing,

          for an aggregate purchase price set forth opposite such Purchaser's name under the heading "Second Closing Purchase Price" on Exhibit A-II
          (such Purchaser's "Second Closing Purchase Price").

          1.3 Use of Proceeds. Aduromed, GDI and the Surviving Entity will use the proceeds from the sale of the Aduromed Series A Preferred, the First Closing
Aduromed Warrants, the GDI Series B Preferred and the Second Closing GDI
Warrants sold under the Original Purchaser Agreement and this Amended and
Restated Purchase Agreement for the purposes set forth on Schedule 1.3 attached hereto.

          1.4 Separate Agreements. Aduromed's and GDI's agreement with each of the Purchasers is a separate agreement, and the sale of the Aduromed Series A
Preferred, the First Closing Aduromed Warrants, the GDI Series B Preferred and
the Second Closing GDI Warrants to each of the Purchasers is a separate sale.

     2. The Closings.

                                        4

          2.1 The First Closing. The first closing (the "First Closing") of the sale and purchase of Aduromed Series A Preferred and First Closing Aduromed
Warrants under the Original Purchase Agreement shall take place at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019, or at
such other place as is mutually agreeable to Aduromed and the Purchasers. At the
First Closing, Aduromed shall deliver to each Purchaser (a) certificates representing shares of Aduromed Series A Preferred in an amount calculated in accordance with Section 1.2(a) and (b) First Closing Aduromed Warrants to
purchase First Closing Aduromed Warrant Shares in an amount calculated in accordance with Section 1.2(a), in each case, registered in the name of each such Purchaser, against payment to Aduromed of the First Closing Purchase Price therefor, by wire transfer, Federal Reserve Bank Check, or other method acceptable to Aduromed. The First Closing occurred on September 1, 2005 (the
"First Closing Date").

          2.2 The Merger Closing. At the closing of the Merger in accordance with the Merger Agreement, GDI shall deliver to each Purchaser (a) certificates representing shares of GDI Series A Preferred to be issued to the Purchasers pursuant to the Merger Agreement, which shall be in an amount calculated in accordance with Section 5 of the Merger Agreement and Section 1.2(b) hereof and
(b) First Closing GDI Warrants to purchase First Closing GDI Warrant Shares in an amount calculated in accordance with Section 8 of the Merger Agreement and
Section 1.2(b) hereof, in each case, registered in the name of each such
Purchaser.

          2.3 The Second Closing. The second closing (the "Second Closing" and together with the First Closing, the "Closings"), if any, of the sale and purchase of GDI Series B Preferred and Second Closing GDI Warrants under Amended and Restated Purchase Agreement shall take place at the offices of Mayer, Brown,
Rowe & Maw LLP, 1675 Broadway, New York, New York 10019, or at such other place as is mutually agreeable to GDI, Aduromed and the Purchasers. At the Second
Closing, GDI shall deliver to the Purchasers (a) certificates representing shares of GDI Series B Preferred in an amount calculated in accordance with
Section 1.2(c) and (b) Second Closing GDI Warrants to purchase Second Closing
GDI Warrant Shares in an amount calculated in accordance with Section 1.2(c), in each case, registered in the name of such Purchasers, against payment to GDI of the Second Closing Purchase Price therefor, by wire transfer, Federal Reserve
Bank Check, or other method acceptable to GDI. Subject to the satisfaction or waiver of each of the conditions set forth in Section 6.2, the Second Closing shall occur immediately following the closing of the Merger in accordance with the Merger Agreement or on such other date as is mutually agreeable to GDI,
Aduromed and the Purchasers (the "Second Closing Date" and together with the
First Closing Date, the "Closing Dates").

     3. First Closing Representations of Aduromed. For the purposes of this
Amended and Restated Purchase Agreement, the phrase "to Aduromed's knowledge"
shall include facts, events or circumstances that are actually known by, or should have reasonably been known (after reasonable investigation) by, the Chief
Executive Officer or Chief Financial Officer of Aduromed. Except as disclosed by
Aduromed in the First Closing Disclosure Schedule attached as Exhibit F hereto
(the "First Closing Disclosure Schedule"), which First Closing Disclosure
Schedule makes explicit reference to the particular representation or warranty as to which exception is taken (provided, that matters disclosed in any particular part of the First Disclosure Schedule shall be deemed to have been disclosed in the other parts of the First Disclosure Schedule regardless of whether a specific cross reference is made provided the relevance of the

                                        5

disclosed information with respect to such other parts would be reasonably apparent, to a person experienced in corporate dealings of the nature encompassed by the Original Purchase Agreement and the First Closing Related
Agreements, from the information disclosed), which exceptions shall be deemed to be part of the representations and warranties made hereunder, Aduromed hereby represents and warrants, as of the date of the Original Purchase Agreement and as of the First Closing Date to the Purchasers as follows:

          3.1 Organization and Corporate Power. Aduromed and each of its subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has full power and authority to own its properties and to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform the Original Purchase Agreement and the First Closing Related Agreements (as
defined in Section 3.6 below), to carry out the transactions contemplated by the
Original Purchase Agreement and the First Closing Related Agreements and to (a)
issue, sell and deliver the shares of Aduromed Series A Preferred to be sold and delivered to the Purchasers at the First Closing, (b) sell and deliver the First
Closing Aduromed Warrants to be sold and delivered to the Purchasers at the
First Closing, (c) issue, sell and deliver the First Closing Aduromed Warrant
Shares upon exercise of the First Closing Aduromed Warrants and (d) issue, sell and deliver the shares of Aduromed Common Stock issuable upon conversion of the shares of Aduromed Series A Preferred (the "Aduromed Conversion Shares").
Aduromed and each of its subsidiaries is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would reasonably be expected to have a First Closing Material Adverse Effect.
For purposes of this Amended and Restated Purchase Agreement, the term "First
Closing Material Adverse Effect" shall mean (i) a material adverse effect on the results of operations, business, assets, liabilities or condition (financial or otherwise) of Aduromed and its subsidiaries, taken as a whole, or (ii) any material limitation on the ability of Aduromed to perform its obligations under, or the legality, validity or enforceability of, the Original Purchase Agreement or the First Closing Related Agreements. Aduromed has furnished to the
Purchasers true and complete copies of its certificate of incorporation and by-laws, each as amended to date and presently in effect.

          3.2 Capitalization.

               (a) The authorized capital stock of Aduromed (immediately prior to the First Closing) consists of (i) 50,000,000 shares of Aduromed
          Common Stock, of which 10,585,600 shares are issued and outstanding, and (ii) 20,000,000 shares of Preferred Stock, of which 3,489,527 shares have been designated as Series A Preferred Stock, of which no shares are issued and outstanding.

               (b) All of the issued and outstanding shares of Aduromed's capital stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the First Closing
          Disclosure Schedule or as provided in the Original Purchase Agreement or in the First Closing Related Agreements, as of the date of the
          Original Purchase Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of Aduromed is authorized or outstanding, (ii) Aduromed has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such

                                        6

          right or to issue or distribute to holders of any shares of its capital stock, any evidences of indebtedness or assets of Aduromed, and (iii) Aduromed has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of Aduromed have been offered, issued and sold by Aduromed in compliance with applicable federal and state securities laws.

          3.3 Subsidiaries, Etc. Except as set forth in the First Closing
Disclosure Schedule, Aduromed has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or limited liability company or any interest in any partnership, joint venture or other non-corporate business enterprise.

          3.4 Agreements. Set forth on Exhibit F-1 hereof is a true and complete list of the stockholders of Aduromed, showing the number of shares of Aduromed or other securities of Aduromed held by each stockholder as of the date of the
Original Purchase Agreement. Except as contemplated under the Original Purchase
Agreement or under the First Closing Related Agreements, there are no agreements, written or oral, between Aduromed and any holder of its capital stock, or, to Aduromed's knowledge, among any holders of its capital stock, relating to the acquisition (including without limitation rights of first refusal or preemptive rights), disposition, registration under the Securities
Act of 1933, as amended (the "Securities Act"), or voting of the capital stock of Aduromed.

          3.5 Sale, Issuance and Delivery of Aduromed Series A Preferred and
First Closing Aduromed Warrants.

               (a) The issuance, sale and delivery of the Aduromed Series A
          Preferred at the First Closing, and the issuance and delivery of the
          Aduromed Conversion Shares issuable upon conversion of the Aduromed
          Series A Preferred, has been duly authorized by all necessary corporate action on the part of Aduromed, and all such shares have been duly reserved for issuance. The Aduromed Series A Preferred when so issued and delivered at the First Closing against delivery by the
          Purchasers to Aduromed of the First Closing Purchase Price, and the
          Aduromed Conversion Shares issuable upon conversion of the Aduromed
          Series A Preferred, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable.

               (b) The sale and delivery of the First Closing Aduromed Warrants at the First Closing have been duly authorized by all necessary corporate action on the part of Aduromed. The First Closing Aduromed
          Warrants, when so sold and delivered against payment therefor in accordance with the provisions of the Original Purchase Agreement, will constitute valid and binding obligations of Aduromed enforceable in accordance with their terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

                                        7

               (c) The sale and delivery of the First Closing Aduromed Warrant
          Shares issuable upon exercise of the First Closing Aduromed Warrants have been duly authorized by all necessary corporate action on the part of Aduromed, and all such shares have been duly reserved for issuance. The First Closing Aduromed Warrant Shares, when so issued, sold and delivered against payment therefor in accordance with the provisions of the First Closing Aduromed Warrants, will be duly and validly issued, fully paid and non-assessable.

          3.6 Authority for Agreement; Effect of Transactions. The execution, delivery and performance by Aduromed of the Original Purchase Agreement, the
Aduromed Series A Certificate of Designations, the First Closing Aduromed
Warrants, the Registration Rights Agreement (as defined in Section 6.1(f)
hereof) and the Stockholder Agreements (as defined in Section 6.1(g) hereof)
(the Aduromed Series A Certificate of Designations, the First Closing Aduromed
Warrants, the Registration Rights Agreement and the Stockholders Agreement are
sometimes hereinafter referred to collectively as the "First Closing Related
Agreements") and the consummation by Aduromed of the transactions contemplated by the Original Purchase Agreement and the First Closing Related Agreements,
have been duly authorized by all necessary corporate action. The Original
Purchase Agreement and the First Closing Related Agreements have been duly executed and delivered by Aduromed and constitute valid and binding obligations of Aduromed enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution of and performance of the transactions contemplated by the Original Purchase
Agreement and the First Closing Related Agreements and compliance with their provisions by Aduromed will not (a) violate any provision of law or regulation applicable to Aduromed and its subsidiaries or any of their respective assets,
(b) result in the creation of any lien upon any of the property of Aduromed or any of its subsidiaries, or (c) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, Aduromed's certificate of incorporation or by-laws (each as amended to date) or any indenture, lease, agreement or other instrument to which Aduromed or any of its subsidiaries is a party or by which it or any of their respective properties are bound, or any decree, judgment, license, permit, order, statute, rule or regulation applicable to Aduromed or any of its subsidiaries.

          3.7 Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to Aduromed's knowledge, any reasonable basis therefor or threat thereof, against Aduromed or any of its subsidiaries which questions the validity of the Original Purchase Agreement or the First Closing Related Agreements or the right of Aduromed to enter into any of them, or which would reasonably be expected to result, either individually or in the aggregate, in a First Closing Material Adverse Effect.

          3.8 Property and Assets. Except as set forth in the First Closing
Disclosure Schedule, Aduromed and each of its subsidiaries has good and marketable title to all of its material properties and assets, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance.

                                        8

          3.9 Leasehold Interests. Each lease or agreement to which Aduromed or any of its subsidiaries is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of Aduromed or any of its subsidiaries thereunder and, to Aduromed's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by Aduromed or any of its subsidiaries under such lease or agreement or, to
Aduromed's knowledge, by any other party thereto. Aduromed's and its subsidiaries' possession of such property has not been disturbed and, to
Aduromed's knowledge after due inquiry, no claim has been asserted against
Aduromed or any of its subsidiaries adverse to its rights in such leasehold interests.

          3.10 Financial Statements. Aduromed has furnished to the Purchasers
(i) the audited balance sheet of Aduromed as of December 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the twelve month period then ended, and (ii) the audited balance sheet of Aduromed as of December 31, 2004, and the related statements of operations, stockholders'
equity and cash flows for the twelve month period then ended (collectively, the
"Aduromed Financial Statements"). The Aduromed Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied during the period covered thereby, and fairly presents the financial position of Aduromed and its consolidated subsidiaries on the date of such statement, except that the Aduromed Financial Statements may not contain all footnotes required by generally accepted accounting principles.

          3.11 Absence of Undisclosed Liabilities. Except as and to the extent expressly disclosed in the balance sheet contained in the Aduromed Financial
Statements or in the First Closing Disclosure Schedule, or for liabilities that may have arisen in the ordinary course of business consistent with past practices and that individually or in the aggregate do not have and would not reasonably be expected to have a First Closing Material Adverse Effect, neither
Aduromed nor any of its subsidiaries has any liabilities of a type required under generally accepted accounting principles to be disclosed therein.

          3.12 Absence of Certain Developments. Since December 31, 2004, there has been (a) to Aduromed's knowledge, no event which would constitute or reasonably be expected to have a First Closing Material Adverse Effect, (b) no declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any of the capital stock or other equity interest of Aduromed, (c) no waiver of any material right of Aduromed or any of its subsidiaries or cancellation of any material debt or claim held by Aduromed or any of its subsidiaries, (d) no loan by Aduromed or any of its subsidiaries to any officer, director, employee or stockholder of Aduromed or any of its subsidiaries, or any agreement or commitment therefor, (e) no increase, direct or indirect, in the compensation paid or payable to any officer, director, employee, consultant or agent of
Aduromed or any of its subsidiaries, other than reasonable and customary increases in compensation consistent with Aduromed's past practices, (f) no material loss, destruction, forfeiture of or damage to any property of Aduromed or any of its subsidiaries whether or not insured, (g) no labor disputes involving Aduromed or any of its subsidiaries, and (h) no acquisition, disposition or lease of any material assets (or any contract or arrangement therefor).

                                        9

          3.13 Tax Matters. Aduromed and each of its subsidiaries have timely filed all foreign, federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by it and has paid all taxes owed by it, except taxes which have not yet accrued or otherwise become due, or for which adequate provision has, to the extent required by generally accepted accounting principles, been made in the Aduromed Financial Statements. The provision for taxes in the Aduromed Financial Statements is sufficient as of its date for the payment of all accrued and unpaid federal, state, county and local taxes of any nature of Aduromed and each of its subsidiaries, and any applicable taxes owing to any foreign jurisdiction, whether or not assessed or disputed.
All taxes and other assessments and levies which Aduromed or any of its subsidiaries is required to withhold or collect have been withheld and collected and have been paid over to the proper governmental authorities. With regard to the income tax returns of Aduromed and its subsidiaries, neither Aduromed nor any of its subsidiaries has received notice of any audit or of any proposed deficiencies from any taxing authority, and no controversy with respect to taxes of Aduromed or any of its subsidiaries of any type is pending or, to Aduromed's knowledge, threatened. There are in effect no waivers of applicable statutes of limitations with respect to any taxes owed by Aduromed or any of its subsidiaries for any year.

          3.14 Contracts and Commitments. The First Closing Disclosure Schedule
contains a complete and accurate list, and Aduromed has delivered to the
Purchasers true and complete copies, of all written or oral agreements, instruments, undertakings, commitments or restrictions (collectively, "Aduromed
Contracts") (a) under which Aduromed or any of its subsidiaries has any rights or any obligation or liability, or (b) by which Aduromed or any of its subsidiaries, or any of their respective assets, are bound. Aduromed and each of its subsidiaries and, to Aduromed's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date under the Aduromed Contracts (or each non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), have received no notice of default and are not in default
(with due notice or lapse of time or both) under any Aduromed Contract.

          3.15 Loans and Advances. Neither Aduromed nor any of its subsidiaries has any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of
Aduromed in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for Aduromed.

          3.16 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons.
Neither Aduromed nor any of its subsidiaries has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          3.17 Transactions With Affiliates. Except as set forth in the First
Closing Disclosure Schedule, no director, officer, employee or stockholder of
Aduromed or any of its subsidiaries, or member of the family of any such person, or any corporation, partnership, trust or other entity

                                       10

in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with Aduromed or any of its subsidiaries, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm, other than employment-at-will arrangements in the ordinary course of business.

          3.18 Proprietary Rights; Employee Restrictions. Set forth in the First
Closing Disclosure Schedule is a list and brief description of all patents, copyrights, trademarks, trade names, service marks, and all applications for any of the foregoing, logos, and other proprietary rights necessary for the conduct of Aduromed's and its subsidiaries' business as presently conducted or contemplated (collectively, "Aduromed Intellectual Property Rights"). Aduromed
owns or has the legal right to use all such Intellectual Property Rights and, to
Aduromed's knowledge, neither the present nor proposed business activities or products of Aduromed or any of its subsidiaries infringe or misappropriate any patents, copyrights, trademarks, trade names, service marks, logos or other intellectual or tangible proprietary rights of others. Neither Aduromed nor any of its subsidiaries has received any notice or other claim from any person asserting that any of Aduromed's or any of its subsidiaries' present or proposed activities infringe or misappropriate, or may infringe or misappropriate, any intellectual property rights of any person. To Aduromed's knowledge, Aduromed and its subsidiaries has the right to use, free and clear of claims or rights of others, all trade secrets and know-how, including without limitation: customer lists, manufacturing processes, hardware designs, programming processes, software and other trade secrets or know-how required for or incident to its products or its business as presently conducted or contemplated. Aduromed and its subsidiaries have taken all steps reasonably required to establish and preserve its ownership of all of the Aduromed Intellectual Property Rights,
including but not limited to requiring all employees and consultants to execute a confidentiality and assignment of inventions agreement in favor of Aduromed and its subsidiaries. Aduromed is not aware of any infringement or misappropriation by others of any Aduromed Intellectual Property Rights of
Aduromed or any of its subsidiaries, or any violation of the confidentiality of any of their respective proprietary information. Neither Aduromed nor any of its subsidiaries is making unlawful use of any confidential information or trade secrets of any past or present employees of Aduromed or any of its subsidiaries.
Neither Aduromed nor any of its subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of Aduromed or any of its subsidiaries.

          3.19 Proprietary Information of Third Parties. No third party has claimed or, to Aduromed's knowledge, has reason to claim that any person employed or engaged by Aduromed or any of its subsidiaries has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. To Aduromed's knowledge, no person employed by or affiliated with Aduromed or any of its subsidiaries has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to Aduromed's knowledge, no person

                                       11

employed by or affiliated with Aduromed or any of its subsidiaries has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of Aduromed or any of its subsidiaries. To Aduromed's knowledge, neither the execution or delivery of the Original Purchase Agreement or the First Closing
Related Agreements, the carrying on of the business of Aduromed and its subsidiaries as officers, employees or agents by any officer, director or key employee of Aduromed or any of its subsidiaries, nor the conduct or proposed conduct of the business of Aduromed or any of its subsidiaries, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any Aduromed Contract.

          3.20 Business; Compliance with Laws. Except for those which would not reasonably be expected to have a First Closing Material Adverse Effect, Aduromed and each of its subsidiaries has all necessary franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its business as is presently conducted. Neither Aduromed nor any of its subsidiaries is in violation of any law, regulation, authorization or order material to the ownership of its properties or the carrying on of its business as presently conducted.

          3.21 Books and Records. The copies of records of Aduromed, as furnished to the Purchasers, contain complete and accurate copies of Aduromed's certificate of incorporation and by-laws and complete and accurate records, in all material respects, of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of Aduromed is complete in all material respects and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of Aduromed.

          3.22 Environmental Compliance. Neither Aduromed nor any of its
subsidiaries (a) has ever violated, or is presently in noncompliance with, all federal, state, and local environmental and health and safety laws, rules, regulations, ordinances, guidelines, codes, orders, approvals and similar items
("Environmental Laws") applicable to its business and properties; (b) has generated, manufactured, used, refined, transported, treated, stored, handled, disposed of, transferred, produced, or processed any pollutant, toxic substance, hazardous waste, hazardous substance, hazardous material, oil, or petroleum product other than ordinary household cleaning and other similar products
("Hazardous Materials") as defined under any Environmental Law, or any solid waste, and has any knowledge of the release or threat of release of any
Hazardous Materials from its products, properties or facilities except in compliance with law; (c) has (i) entered into or been subject to any consent decree, compliance order, or administrative order with respect to any environmental or health and safety matter relating to its business or any of its properties or facilities, (ii) received notice under the citizen suit provision of any Environmental Law in connection with its business or any of its properties or facilities, (iii) received any request for information, notice, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any environmental or health and safety matter relating to its business or any of its properties or facilities, or (iv) been subject to or threatened with any governmental or citizen enforcement action with respect to any environmental or health and safety matter relating to its business or any of its properties or facilities, and has any reason to believe that any matters described in clauses (i) through (iv) above will be forthcoming. No lien has been imposed on any of the properties or facilities of Aduromed or any of its subsidiaries by any governmental

                                       12

agency at the federal, state, or local level in connection with the presence of any Hazardous Materials.

          3.23 Brokerage. Except as set forth in the First Closing Disclosure
Schedule, there are no, and will be no, claims for and no person is entitled to any brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by the Original Purchase Agreement from
Aduromed or any of its subsidiaries or based on any arrangement or agreement made by or on behalf of Aduromed or any of its subsidiaries.

          3.24 Employee Benefit Plans.

               (a) Except as set forth in the First Closing Disclosure Schedule, neither Aduromed nor any of its subsidiaries maintains or contributes to any employee benefit plans. Aduromed and each of its subsidiaries is and has been in material compliance with the provisions of all laws or rules or regulations applicable to any employee benefit plan maintained or contributed to by Aduromed or any of its subsidiaries for the benefit of its employees and, to Aduromed's knowledge, there are no claims (other than routine claims for benefits) pending or threatened with respect to any of such employee benefit plans. Neither
          Aduromed nor any of its subsidiaries maintains or contributes to, or has ever maintained or contributed to, any qualified retirement plan that is subject to the minimum funding requirements of Section 412 of the United States Internal Revenue Code of 1986, as amended. There are no unfunded obligations of Aduromed or any of its subsidiaries under any retirement, pension, profit-sharing or deferred compensation plan or program. Neither Aduromed nor any of its subsidiaries is required to make any payments or contributions to any employee benefit plan pursuant to any collective bargaining agreement. Neither Aduromed nor any of its subsidiaries has ever maintained or contributed to any employee benefit plan providing or promising any health or other non-pension benefits to terminated employees. For purposes of this
          Section 3.24, the "Aduromed" includes all entities that have controlled, have been under the control of, or have been under common control with, Aduromed.

               (b) Aduromed has made available to the Purchasers a description of the compensation Aduromed and each of its subsidiaries is currently paying, and has agreed to pay in the future, to each of its employees and consultants, including without limitation, salaries, fees, bonuses and benefits.

          3.25 Employee Agreements. Each of the officers of Aduromed and each of its subsidiaries, each key employee and each other employee now employed by
Aduromed or any of its subsidiaries who has access to confidential information of Aduromed or of any of its subsidiaries has executed a Confidentiality,
Assignment of Inventions and Non-Competition Agreement in a form previously disclosed to the Purchasers, and such agreements are in full force and effect.
No officer or key employee of Aduromed or any of its subsidiaries has advised
Aduromed or any of its subsidiaries (orally or in writing) that he or she intends to terminate employment with Aduromed or any of its subsidiaries.

          3.26 Employees. Aduromed and each of its subsidiaries has complied in all material respects with all applicable laws relating to the employment of labor, including provisions

                                       13

relating to wages, laws, equal opportunity, collective bargaining and the payment of social security and other taxes. None of the employees of Aduromed or any of its subsidiaries is represented by any labor union or covered by any collective bargaining agreements; Aduromed is not aware of any effort to establish a labor union or bargaining unit or similar organizational effort with respect to its employees or the employees of any of its subsidiaries; and, to
Aduromed's knowledge, there is no labor strike or other labor trouble pending or threatened and with respect to Aduromed or any of its subsidiaries. There are no pending, or, to Aduromed's knowledge, threatened or anticipated (i) employment discrimination charges or complaints against or involving Aduromed or any of its subsidiaries before any federal, state or local commission or agency or (ii)
unfair labor practice charges or complaints, disputes or grievances involving
Aduromed or any of its subsidiaries.

          3.27 No Solicitation or Advertisement. Neither Aduromed nor any person acting on its behalf has engaged, in connection with the offering of the
Aduromed Series A Preferred, First Closing Aduromed Warrants, First Closing
Aduromed Warrant Shares or Aduromed Conversion Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the
Securities Act.

          3.28 Securities Act Registration. Assuming that the representations and warranties of each of the Purchasers contained herein are true, it is not necessary in connection with the offer, sale and delivery of the Aduromed Series
A Preferred, First Closing Aduromed Warrants, First Closing Aduromed Warrant
Shares and Aduromed Conversion Shares in the manner contemplated by the Original
Purchase Agreement to register any of the Aduromed Series A Preferred, First
Closing Aduromed Warrants, First Closing Aduromed Warrant Shares or Aduromed
Conversion Shares under the Securities Act or under applicable state securities or Blue Sky laws regulating the issuance or sale of securities.

          3.29 Investment Company Act. Aduromed is not an "investment company,"
or a company "controlled" by an "investment company," within the meaning of the
Investment Company Act of 1940, as amended.

          3.30 U.S. Real Property Holding Corporation. Aduromed is not now and
has never been a "United States real property holding corporation," as defined in the Internal Revenue Code of 1986, as amended.

          3.31 Information Supplied to Purchasers. Neither the Original Purchase
Agreement nor any First Closing Related Agreement nor any written agreement, certificate or document furnished by management of Aduromed in connection with the transactions contemplated herein, contain any untrue statement by Aduromed of a material fact, or when taken as a whole omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     4. Second Closing Representations of Aduromed, GDI and the Surviving
Entity. For the purposes of this Amended and Restated Purchase Agreement, the phrase "to the Company's knowledge" shall include facts, events or circumstances that are actually known by, or should have reasonably been known (after reasonable investigation) by, the Chief Executive Officer or Chief Financial
Officer of the any of the Companies. Except as disclosed in the First Cosing

                                       14

Disclosure Schedule or the Second Closing Disclosure Schedule attached as
Exhibit N hereto (the "Second Closing Disclosure Schedule"), which Second
Closing Disclosure Schedule makes explicit reference to the particular representation or warranty as to which exception is taken (provided, that matters disclosed in any particular part of the First Closing Disclosure
Schedule or Second Closing Disclosure Schedule shall be deemed to have been disclosed in the other parts of the Second Closing Disclosure Schedule regardless of whether a specific cross reference is made provided the relevance of the disclosed information with respect to such other parts would be reasonably apparent, to a person experienced in corporate dealings of the nature encompassed by this Amended and Restated Purchase Agreement and the Second
Closing Related Agreements, from the information disclosed), which exceptions shall be deemed to be part of the representations and warranties made hereunder, each of Aduromed, GDI and the Surviving Entity, jointly and severally, hereby represents and warrants, as of the date of this Amended and Restated Purchase
Agreement and as of the Second Closing Date, to the Purchasers as follows:

          4.1 Organization and Corporate Power. Each of the Companies and each of their respective subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has full power and authority to own its properties and to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Amended and Restated Purchase Agreement and the Second Closing
Related Agreements (as defined in Section 4.6 below), to carry out the transactions contemplated by this Amended and Restated Purchase Agreement and the Second Closing Related Agreements and to (a) issue and deliver the shares of
GDI Series A Preferred and First Closing GDI Warrants to be issued and delivered to the Purchasers at the closing of the Merger in accordance with the terms of the Merger Agreement, (b) issue, sell and deliver the shares of GDI Series B
Preferred to be sold and delivered to the Purchasers at the Second Closing, (c)
sell and deliver the Second Closing GDI Warrants to be sold and delivered to the
Purchasers at the Second Closing, (d) issue, sell and deliver the GDI Warrant
Shares upon exercise of the GDI Warrants and (e) issue, sell and deliver the shares of GDI Common Stock issuable upon conversion of the shares of GDI Series
A Preferred and GDI Series B Preferred (the "GDI Conversion Shares"). Each of
the Companies and each of their respective subsidiaries is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would reasonably be expected to have a Second Closing Material
Adverse Effect. For purposes of this Amended and Restated Purchase Agreement, the term "Second Closing Material Adverse Effect" shall mean (i) a material adverse effect on the results of operations, business, assets, liabilities or condition (financial or otherwise) of the Companies and their respective subsidiaries, taken as a whole, or (ii) any material limitation on the ability of any Company to perform its obligations under, or the legality, validity or enforceability of, this Amended and Restated Purchase Agreement or the Second
Closing Related Agreements. Each of the Companies has furnished to the
Purchasers true and complete copies of its certificate of incorporation and by-laws, each as amended to date and presently in effect.

          4.2 Capitalization.

               (a) The authorized capital stock of Aduromed (as of the date of this Amended and Restated Purchase Agreement and as of immediately prior to the consummation of the Merger) consists of (i) 50,000,000 shares of Aduromed Common Stock, of which 10,585,600 shares are issued and outstanding, and (ii) 20,000,000 shares of Preferred

                                       15

          Stock, of which 3,489,527 shares have been designated as Series A
          Preferred Stock, of which 3,489,527 shares are issued and outstanding.

               (b) The authorized capital stock of the Surviving Entity
          (immediately following the consummation of the Merger) will consist of
          1,000 shares of Common Stock, par value $0.01 per share, of which
          1,000 shares will be issued and outstanding and held by GDI.

               (c) The authorized capital stock of GDI (as of the date of this
          Amended and Restated Purchase Agreement and as of immediately prior to the consummation of the Merger) consists of (i) 100,000,000 shares of
          GDI Common Stock, of which 1,259,585 shares are issued and outstanding, and (ii) 40,000,000 shares of Preferred Stock, of which
          (A) 6,263,702 shares have been designated as Series A Preferred Stock, of which none are issued and outstanding and (B) 15,780,160 shares have been designated as Series B Preferred Stock, of which none are issued and outstanding.

               (d) The authorized capital stock of GDI (as of immediately following the consummation of the Merger and the issuance of the GDI
          Series B Preferred at the Second Closing) will consist of (i)
          100,000,000 shares of GDI Common Stock, of which 20,260,737 shares will be issued and outstanding, and (ii) 40,000,000 shares of
          Preferred Stock, of which (i) 6,263,702 shares will have been designated as Series A Preferred Stock, of which 6,263,702 shares will be issued and outstanding and (ii) 15,780,160 shares have been designated as Series B Preferred Stock, of which 15,780,160 shares will be issued and outstanding.

               (e) Set forth on Exhibit N-1 hereof is a true and complete list of the stockholders of each of the Companies as of immediately following the consummation of the Merger and the transactions contemplated to occur at the Second Closing pursuant to the terms of this Amended and Restated Purchase Agreement, showing the number of shares of each class and series of capital stock or other securities of each Company to be held by each stockholder as of immediately following the consummation of the Merger and the transactions contemplated to occur at the Second Closing pursuant to the terms of this Amended and Restated Purchase Agreement.

               (f) All of the issued and outstanding shares of each of the
          Companies' capital stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the
          Second Closing Disclosure Schedule or as provided in this Amended and
          Restated Purchase Agreement or in the Second Closing Related
          Agreements, as of the date of this Amended and Restated Purchase
          Agreement and as of the Second Closing, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise)
          to purchase or acquire any shares of capital stock of any Company is authorized or outstanding, (ii) no Company has any obligation
          (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock, any evidences of indebtedness or assets of any Company, and (iii) no Company has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution

                                       16

          in respect thereof. All of the issued and outstanding shares of capital stock of each of the Companies have been offered, issued and sold by the Companies in compliance with applicable federal and state securities laws.

          4.3 Subsidiaries, Etc. Except as set forth in the Second Closing
Disclosure Schedule, each Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or limited liability company or any interest in any partnership, joint venture or other non-corporate business enterprise.

          4.4 Agreements. Except as contemplated by this Amended and Restated
Purchase Agreement or under the Second Closing Related Agreements, there are no agreements, written or oral, between any Company or any holder of any Company's capital stock, or, to the Company's knowledge, among any holders of the capital stock of any Company, relating to the acquisition (including without limitation rights of first refusal or preemptive rights), disposition, registration under the Securities Act or voting of the capital stock of any Company.

          4.5 Sale, Issuance and Delivery of GDI Series A Preferred, GDI Series
B Preferred and GDI Warrants.

               (a) The issuance and delivery of the GDI Series A Preferred to the Purchasers at closing of the Merger in accordance with the Merger
          Agreement, and the issuance and delivery of the GDI Conversion Shares issuable upon conversion of the GDI Series A Preferred, has been duly authorized by all necessary corporate action on the part of GDI, and all such shares have been duly reserved for issuance. The GDI Series A
          Preferred when so issued and delivered to the Purchasers at closing of the Merger in accordance with the Merger Agreement, and the GDI
          Conversion Shares issuable upon conversion of the GDI Series A
          Preferred, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable.

               (b) The issuance and delivery of the First Closing GDI Warrants to the Purchasers at closing of the Merger in accordance with the
          Merger Agreement have been duly authorized by all necessary corporate action on the part of GDI. The First Closing GDI Warrants, so when so issued and delivered to the Purchasers at closing of the Merger in accordance with the Merger Agreement, will constitute valid and binding obligations of GDI enforceable in accordance with their terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's
          discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

               (c) The issuance, sale and delivery of the GDI Series B Preferred at the Second Closing, and the issuance and delivery of the GDI
          Conversion Shares issuable upon conversion of the GDI Series B
          Preferred, will, as of the Second Closing, have been duly authorized by all necessary corporate action on the part of GDI, and all such shares will, as of the Second Closing, have been duly reserved for issuance. The GDI Series B Preferred when so issued and delivered at the Second Closing against delivery by the Purchasers to GDI of the
          Second Closing Purchase Price, and the GDI Conversion Shares

                                       17

          issuable upon conversion of the GDI Series B Preferred, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable.

               (d) The sale and delivery of the Second Closing GDI Warrants at the Second Closing have been duly authorized by all necessary corporate action on the part of GDI. The Second Closing GDI Warrants, when so sold and delivered against payment therefor in accordance with the provisions of this Amended and Restated Purchase Agreement, will constitute valid and binding obligations of GDI enforceable in accordance with their terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

               (e) The sale and delivery of the GDI Warrant Shares issuable upon exercise of the GDI Warrants have been duly authorized by all necessary corporate action on the part of GDI, and all such shares have been duly reserved for issuance. The GDI Warrant Shares, when so issued, sold and delivered against payment therefor in accordance with the provisions of the GDI Warrants, will be duly and validly issued, fully paid and non-assessable.

          4.6 Authority for Agreement; Effect of Transactions. The execution, delivery and performance by each of the Companies of this Amended and Restated
Purchase Agreement, the GDI Series A Certificate of Designations, the GDI Series
B Certificate of Designations, the GDI Warrants, the Amended and Restated
Registration Rights Agreement (as defined in Section 6.2(j) hereof), the Amended and Restated Stockholder Agreement (as defined in Section 6.2(k) hereof) and the
Merger Agreement (the GDI Series A Certificate of Designations, the GDI Series B
Certificate of Designations, the GDI Warrants, the Amended and Restated
Registration Rights Agreement, the Amended and Restated Stockholders Agreement
and the Merger Agreement are sometimes hereinafter referred to collectively as the "Second Closing Related Agreements") and the consummation by the Companies of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on behalf of each of the Companies. This
Amended and Restated Purchase Agreement and the Second Closing Related
Agreements have been duly executed and delivered by each of the Companies party thereto and constitute valid and binding obligations of each of the Companies party thereto enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution of and performance of the transactions contemplated by this Amended and Restated
Purchase Agreement and the Second Closing Related Agreements and compliance with their provisions by each of the Companies party thereto will not (a) violate any provision of law or regulation applicable to any Company or any of their respective subsidiaries or any of their respective assets, (b) result in the creation of any lien upon any of the property of any Company or any of their respective subsidiaries, or (c) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, any Company's certificate of incorporation or by-laws (each as amended to date) or any indenture, lease, agreement or other instrument to which any Company or any of their respective subsidiaries is a party or by which it or any of

                                       18

their respective properties are bound, or any decree, judgment, license, permit, order, statute, rule or regulation applicable to any Company or any of their respective subsidiaries.

          4.7 Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Company's knowledge, any reasonable basis therefor or threat thereof, against any Company or any of their respective subsidiaries which questions the validity of this Amended and
Restated Purchase Agreement or the Second Closing Related Agreements or the
right of any Company to enter into any of them, or which would reasonably be expected to result, either individually or in the aggregate, in a Second Closing
Material Adverse Effect.

          4.8 Property and Assets. Except as set forth in the Second Closing
Disclosure Schedule, each Company and each of their respective subsidiaries has good and marketable title to all of its material properties and assets, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance.

          4.9 Leasehold Interests. Each lease or agreement to which any Company or any of their respective subsidiaries is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of any Company or any of their respective subsidiaries thereunder and, to the Company's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by any Company or any of their respective subsidiaries under such lease or agreement or, to the Company's knowledge, by any other party thereto. Each Company's and each of their respective subsidiaries' possession of such property has not been disturbed and, to the
Company's knowledge after due inquiry, no claim has been asserted against any
Company or any of their respective subsidiaries adverse to its rights in such leasehold interests.

          4.10 Financial Statements; SEC Reports.

               (a) Aduromed has furnished to the Purchasers the Aduromed
          Financial Statements. The Aduromed Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied during the period covered thereby, and fairly presents the financial position of Aduromed and its consolidated subsidiaries on the date of such statement, except that the Aduromed
          Financial Statements may not contain all footnotes required by generally accepted accounting principles.

               (b) GDI has filed all reports, schedules, forms, statements and other documents required to be filed by GDI with the United States
          Securities and Exchange Commission (the "SEC") since January 1, 2003 pursuant to the Securities Exchange Act of 1934, as amended (the
          "Exchange Act") and the rules and regulations of the SEC (the "SEC
          Documents").

               (c) As of its respective filing date, each SEC Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to

                                       19

          be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of GDI included in the SEC Documents (the "GDI Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC)
          applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of GDI and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments)

          4.11 Absence of Undisclosed Liabilities. Except as and to the extent expressly disclosed in the balance sheet contained in the Aduromed Financial
Statements, in the most recent audited GDI Financial Statement or in the Second
Closing Disclosure Schedule, or for liabilities that may have arisen in the ordinary course of business consistent with past practices and that individually or in the aggregate do not have and would not reasonably be expected to have a
Second Closing Material Adverse Effect, none of the Companies nor any of their respective subsidiaries has any liabilities of a type required under generally accepted accounting principles to be disclosed therein.

          4.12 Absence of Certain Developments. Since December 31, 2004, there has been (a) to the Company's knowledge, no event which would constitute or reasonably be expected to have a Second Closing Material Adverse Effect, (b) no declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any of the capital stock or other equity interest of any Company, (c) no waiver of any material right of any Company or any of their respective subsidiaries or cancellation of any material debt or claim held by any Company or any of their respective subsidiaries, (d) no loan by any Company or any of their respective subsidiaries to any officer, director, employee or stockholder of any Company or any of their respective subsidiaries, or any agreement or commitment therefor,
(e) no increase, direct or indirect, in the compensation paid or payable to any officer, director, employee, consultant or agent of any Company or any of their respective subsidiaries, other than reasonable and customary increases in compensation consistent with the Companies' past practices, (f) no material loss, destruction, forfeiture of or damage to any property of any Company or any of their respective subsidiaries whether or not insured, (g) no labor disputes involving any Company or any of their respective subsidiaries, and (h) no acquisition, disposition or lease of any material assets (or any contract or arrangement therefor).

          4.13 Tax Matters. Each Company and each of their respective subsidiaries have timely filed all foreign, federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by it and has paid all taxes owed by it, except taxes which have not yet accrued or otherwise become due, or for which adequate provision has, to the extent required by generally accepted

                                       20

accounting principles, been made in the Aduromed Financial Statements or the most recent audited GDI Financial Statement, as applicable. The provision for taxes in the Aduromed Financial Statements and the most recent audited GDI
Financial Statement are sufficient as of their date for the payment of all accrued and unpaid federal, state, county and local taxes of any nature of any
Company and each of their respective subsidiaries, and any applicable taxes owing to any foreign jurisdiction, whether or not assessed or disputed. All taxes and other assessments and levies which any Company or any of their respective subsidiaries is required to withhold or collect have been withheld and collected and have been paid over to the proper governmental authorities.
With regard to the income tax returns of each Company and each of their respective subsidiaries, none of the Companies nor any of their respective subsidiaries has received notice of any audit or of any proposed deficiencies from any taxing authority, and no controversy with respect to taxes of any
Company or any of their respective subsidiaries of any type is pending or, to the Company's knowledge, threatened. There are in effect no waivers of applicable statutes of limitations with respect to any taxes owed by any Company or any of their respective subsidiaries for any year.

          4.14 Contracts and Commitments. The Second Closing Disclosure Schedule
contains a complete and accurate list, and the Companies have delivered to the
Purchasers true and complete copies, of all written or oral agreements, instruments, undertakings, commitments or restrictions (collectively, "Company
Contracts") (a) under which any Company or any of their respective subsidiaries has any rights or any obligation or liability, or (b) by which any Company or any of their respective subsidiaries, or any of their respective assets, are bound. Each Company and each of their respective subsidiaries and, to the
Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date under the
Company Contracts (or each non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), have received no notice of default and are not in default (with due notice or lapse of time or both) under any Company Contract.

          4.15 Loans and Advances. No Company nor any of their respective subsidiaries has any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of a Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for such Company.

          4.16 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons.
No Company nor any of their respective subsidiaries has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          4.17 Transactions With Affiliates. Except as set forth in the Second
Closing Disclosure Schedule, no director, officer, employee or stockholder of any Company or any of their respective subsidiaries, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any

                                       21

such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with any Company or any of their respective subsidiaries, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm, other than employment-at-will arrangements in the ordinary course of business.

          4.18 Proprietary Rights; Employee Restrictions. Set forth in the
Second Closing Disclosure Schedule is a list and brief description of all patents, copyrights, trademarks, trade names, service marks, and all applications for any of the foregoing, logos, and other proprietary rights necessary for the conduct of each Company's and each of their respective subsidiaries' business as presently conducted or contemplated (collectively,
"Company Intellectual Property Rights"). Each Company owns or has the legal right to use all such Company Intellectual Property Rights and, to the Company's
knowledge, neither the present nor proposed business activities or products of any Company or any of their respective subsidiaries infringe or misappropriate any patents, copyrights, trademarks, trade names, service marks, logos or other intellectual or tangible proprietary rights of others. No Company nor any of their respective subsidiaries has received any notice or other claim from any person asserting that any of the Companies' or any of their respective subsidiaries' present or proposed activities infringe or misappropriate, or may infringe or misappropriate, any intellectual property rights of any person. To the Company's knowledge, each Company and each of their respective subsidiaries has the right to use, free and clear of claims or rights of others, all trade secrets and know-how, including without limitation: customer lists, manufacturing processes, hardware designs, programming processes, software and other trade secrets or know-how required for or incident to its products or its business as presently conducted or contemplated. Each Company and each of their respective subsidiaries have taken all steps reasonably required to establish and preserve its ownership of all of the Company Intellectual Property Rights,
including but not limited to requiring all employees and consultants to execute a confidentiality and assignment of inventions agreement in favor of the applicable Company and its subsidiaries. No Company is aware of any infringement or misappropriation by others of any Company Intellectual Property Rights of such Company or any of its subsidiaries, or any violation of the confidentiality of any of their respective proprietary information. No Company nor any of their respective subsidiaries is making unlawful use of any confidential information or trade secrets of any past or present employees of such Company or any of its subsidiaries. No Company nor any of their respective subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of such Company or any of its subsidiaries.

          4.19 Proprietary Information of Third Parties. No third party has claimed or, to the Company's knowledge, has reason to claim that any person employed or engaged by any Company or any of their respective subsidiaries has
(a) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party,
(b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c)
interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. To the Company's knowledge, no person employed by or affiliated with any Company or any of their respective subsidiaries has employed or proposes to employ any trade

                                       22

secret or any information or documentation proprietary to any former employer, and to the Company's knowledge, no person employed by or affiliated with any
Company or any of their respective subsidiaries has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of any Company or any of their respective subsidiaries. To the Company's knowledge, neither the execution or delivery of this Amended and Restated Purchase Agreement or the
Second Closing Related Agreements, the carrying on of the business of each
Company and each of their respective subsidiaries as officers, employees or agents by any officer, director or key employee of such Company or any of its subsidiaries, nor the conduct or proposed conduct of the business of any Company or any of their respective subsidiaries, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any Company Contract.

          4.20 Business; Compliance with Laws. Except for those which would not reasonably be expected to have a Second Closing Material Adverse Effect, each
Company and each of their respective subsidiaries has all necessary franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its business as is presently conducted. No Company nor any of their respective subsidiaries is in violation of any law, regulation, authorization or order material to the ownership of its properties or the carrying on of its business as presently conducted.

          4.21 Books and Records. The copies of records of each Company, as furnished to the Purchasers, contain complete and accurate copies of such
Company's certificate of incorporation and by-laws and complete and accurate records, in all material respects, of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of each Company is complete in all material respects and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of such Company.

          4.22 Environmental Compliance. No Company nor any of their respective subsidiaries (a) has ever violated, or is presently in noncompliance with, all
Environmental Laws applicable to its business and properties; (b) has generated, manufactured, used, refined, transported, treated, stored, handled, disposed of, transferred, produced, or processed any Hazardous Materials, or any solid waste, and has any knowledge of the release or threat of release of any Hazardous
Materials from its products, properties or facilities except in compliance with law; (c) has (i) entered into or been subject to any consent decree, compliance order, or administrative order with respect to any environmental or health and safety matter relating to its business or any of its properties or facilities,
(ii) received notice under the citizen suit provision of any Environmental Law in connection with its business or any of its properties or facilities, (iii)
received any request for information, notice, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any environmental or health and safety matter relating to its business or any of its properties or facilities, or (iv) been subject to or threatened with any governmental or citizen enforcement action with respect to any environmental or health and safety matter relating to its business or any of its properties or facilities, and has any reason to believe that any matters described in clauses
(i) through (iv) above will be forthcoming. No lien has been imposed on any of the properties or facilities of any Company or any of their respective subsidiaries by any governmental agency at the federal, state, or local level in connection with the presence of any Hazardous Materials.

                                       23

          4.23 Brokerage. Except as set forth in the Second Closing Disclosure
Schedule, there are no, and will be no, claims for and no person is entitled to any brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Amended and Restated Purchase
Agreement from any Company or any of their respective subsidiaries or based on any arrangement or agreement made by or on behalf of any Company or any of their respective subsidiaries.

          4.24 Employee Benefit Plans.

               (a) Except as set forth in the Second Closing Disclosure
          Schedule, no Company nor any of their respective subsidiaries maintains or contributes to any employee benefit plans. Each Company and each of their respective subsidiaries is and has been in material compliance with the provisions of all laws or rules or regulations applicable to any employee benefit plan maintained or contributed to by such Company or any of its subsidiaries for the benefit of its employees and, to the Company's knowledge, there are no claims (other than routine claims for benefits) pending or threatened with respect to any of such employee benefit plans. No Company nor any of their respective subsidiaries maintains or contributes to, or has ever maintained or contributed to, any qualified retirement plan that is subject to the minimum funding requirements of Section 412 of the
          United States Internal Revenue Code of 1986, as amended. There are no unfunded obligations of any Company or any of their respective subsidiaries under any retirement, pension, profit-sharing or deferred compensation plan or program. No Company nor any of their respective subsidiaries is required to make any payments or contributions to any employee benefit plan pursuant to any collective bargaining agreement.
          No Company nor any of their respective subsidiaries has ever maintained or contributed to any employee benefit plan providing or promising any health or other non-pension benefits to terminated employees. For purposes of this Section 4.24, the term "Company"
          includes all entities that have controlled, have been under the control of, or have been under common control with, any Company.

               (b) Each Company has made available to the Purchasers a
          description of the compensation such Company and each of its subsidiaries is currently paying, and has agreed to pay in the future, to each of its employees and consultants, including without limitation, salaries, fees, bonuses and benefits.

          4.25 Employee Agreements. Each of the officers of each Company and each of their respective subsidiaries, each key employee and each other employee now employed by any Company or any of their respective subsidiaries who has access to confidential information of any Company or of any of their respective subsidiaries has executed a Confidentiality, Assignment of Inventions and
Non-Competition Agreement in a form previously disclosed to the Purchasers, and such agreements are in full force and effect. No officer or key employee of any
Company or any of their respective subsidiaries has advised any Company or any of their respective subsidiaries (orally or in writing) that he or she intends to terminate employment with any Company or any of their respective subsidiaries.

          4.26 Employees. Each Company and each of their respective subsidiaries has complied in all material respects with all applicable laws relating to the employment of labor,

                                       24

including provisions relating to wages, laws, equal opportunity, collective bargaining and the payment of social security and other taxes. None of the employees of any Company or any of their respective subsidiaries is represented by any labor union or covered by any collective bargaining agreements; no
Company is aware of any effort to establish a labor union or bargaining unit or similar organizational effort with respect to its employees or the employees of any of its subsidiaries; and, to the Company's knowledge, there is no labor strike or other labor trouble pending or threatened and with respect to any
Company or any of their respective subsidiaries. There are no pending, or, to the Company's knowledge, threatened or anticipated (i) employment discrimination charges or complaints against or involving any Company or any of their respective subsidiaries before any federal, state or local commission or agency or (ii) unfair labor practice charges or complaints, disputes or grievances involving any Company or any of their respective subsidiaries.

          4.27 No Solicitation or Advertisement. No Company nor any person acting on behalf of any Company has engaged, in connection with the offering of the GDI Series A Preferred, GDI Series B Preferred, GDI Warrants, GDI Warrant
Shares or GDI Conversion Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          4.28 Securities Act Registration. Assuming that the representations and warranties of each of the Purchasers contained herein are true, it is not necessary in connection with the offer, sale and delivery of the GDI Series A
Preferred, GDI Series B Preferred, GDI Warrants, GDI Warrant Shares and GDI
Conversion Shares in the manner contemplated by the Merger Agreement and this
Amended and Restated Purchase Agreement to register any of the GDI Series A
Preferred, GDI Series B Preferred, GDI Warrants, GDI Warrant Shares or GDI
Conversion Shares under the Securities Act or under applicable state securities or Blue Sky laws regulating the issuance or sale of securities.

          4.29 Investment Company Act. Each Company is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          4.30 U.S. Real Property Holding Corporation. Each Company is not now
and has never been a "United States real property holding corporation," as defined in the Internal Revenue Code of 1986, as amended.

          4.31 Information Supplied to Purchasers. Neither this Amended and
Restated Purchase Agreement nor any Second Closing Related Agreement nor any
written agreement, certificate or document furnished by management of any
Company in connection with the transactions contemplated herein, contain any untrue statement by any Company of a material fact, or when taken as a whole omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

          4.32 OTC-BB Quotation. The GDI Common Stock is registered pursuant to
Section 12(g) of the Exchange Act and is quoted on the Over the Counter Bulletin
Board (the "OTC-BB"), and GDI has taken no action designed to, or likely to have the effect of, terminating the registration of the GDI Common Stock under the
Exchange Act or terminating the quotation of

                                       25

the GDI Common Stock from the OTC-BB, nor to the Company's knowledge is the
OTC-BB currently contemplating terminating such quotation. GDI and the GDI
Common Stock meet and GDI will use best efforts to ensure that GDI and the GDI
Common Stock continue to meet the criteria for continued quotation on the
OTC-BB.

          4.33 No Change in Conversion Price or Exercise Price. No transaction or other event has occurred since the First Closing that has the effect of, and no transaction or other event will occur prior to the Second Closing that will have the effect of, requiring a change to be made to either (a) the "Series A
Conversion Price" pursuant to Section 4 of the Aduromed Series A Certificate of
Designations or (b) the "Exercise Price" or "Warrant Shares Number" pursuant to
Section 4 or 5 of the First Closing Aduromed Warrants.

          4.34 Disclosure. Each Company confirms that neither it, its employees, officers or directors, nor, to its knowledge, any person or entity acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that any Company believes constitutes material, non-public information, except for the material terms embodied in this Amended and Restated
Purchase Agreement and the Second Closing Related Agreements (which will be disclosed as provided in Section 5.11). Each Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Companies.

     5. Representations of the Purchasers. Each of the Purchasers, severally and not jointly, represents and warrants to each Company as follows:

          5.1 Authority. Such Purchaser is duly organized, validly existing and in good standing under the laws of its state of organization. Such Purchaser has now, and will have at each Closing, all requisite power to enter into this
Amended and Restated Purchase Agreement and the Second Closing Related
Agreements to which it is a party and the transactions contemplated hereby and thereby and to perform its obligations under the terms of this Amended and
Restated Purchase Agreement and each of the Second Closing Related Agreements to which it is a party.

          5.2 Validity. This Amended and Restated Purchase Agreement and each of the Second Closing Related Agreements to which it is a party, when executed and delivered by such Purchaser and each of the other parties thereto, will constitute a valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

          5.3 Purchase Entirely for Own Account. Such Purchaser hereby confirms that the GDI Series A Preferred, GDI Series B Preferred and GDI Warrants to be
purchased by or issued to such Purchaser at the Second Closing and the closing of the Merger will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. By executing this Amended and Restated Purchase Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to

                                       26

such person or to any third person, with respect to any such GDI Series A
Preferred, GDI Series B Preferred or GDI Warrants.

          5.4 Reliance Upon Purchaser's Representations. Such Purchaser
understands that the GDI Series A Preferred, GDI Series B Preferred and GDI
Warrants are not currently, and any GDI Warrant Shares and GDI Conversion Shares
acquired on the exercise or conversion of any of the GDI Series A Preferred, GDI
Series B Preferred or GDI Warrants at the time of issuance may not be, registered under the Securities Act, and that GDI's reliance on such exemption is predicated on each Purchaser's representations set forth herein.

          5.5 Restricted Securities. Such Purchaser understands that the GDI
Series A Preferred, GDI Series B Preferred and GDI Warrants (and any GDI Warrant
Shares and GDI Conversion Shares issued on exercise or conversion of any of the
GDI Series A Preferred, GDI Series B Preferred or GDI Warrants) may not be sold, transferred, or otherwise disposed of without registration under the Securities
Act or an exemption therefrom, and that in the absence of an effective registration statement covering the GDI Series A Preferred, GDI Series B
Preferred and GDI Warrants (or any GDI Warrant Shares and GDI Conversion Shares
issued on exercise or conversion of any of the GDI Series A Preferred, GDI
Series B Preferred or GDI Warrants) or an available exemption from registration under the Securities Act, the GDI Series A Preferred, GDI Series B Preferred and
GDI Warrants (and any GDI Warrant Shares and GDI Conversion Shares issued on exercise or conversion of any of the GDI Series A Preferred, GDI Series B
Preferred or GDI Warrants) must be held indefinitely. Each Purchaser understands that no public market now exists for any of the GDI Series A Preferred or GDI
Series B Preferred, and that GDI has made no assurances that a public market will ever exist for the GDI Series A Preferred, the GDI Series B Preferred or
the GDI Warrants.

          5.6 Economic Risk: Sophistication. Such Purchaser is able to bear the economic risk of an investment in the GDI Series A Preferred, GDI Series B
Preferred and GDI Warrants acquired by it pursuant to this Amended and Restated
Purchase Agreement and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment and therefore has the capacity to protect its own interests in connection with such purchase and such conversion.

          5.7 Accredited Investor. Such Purchaser meets the criteria of an
"accredited investor" as defined in Rule 501(a) of Regulation D adopted under the Securities Act.

          5.8 Legend. Each of the Purchasers understands that the GDI Series A
Preferred, GDI Series B Preferred, the GDI Conversion Shares and the GDI Warrant
Shares, may bear one or all of the following legends:

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED
          FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE
          OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN
          EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF
          COUNSEL IN A FORM

                                       27

          SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED
          UNDER THE SECURITIES ACT OF 1933."

               (b) Any legend required by the securities laws of any state to the extent such laws are applicable to the GDI Series A Preferred, GDI
          Series B Preferred, GDI Conversion Shares or GDI Warrant Shares
          represented by the certificate so legended.

               (c) If any of the GDI Series A Preferred, GDI Series B Preferred,
          GDI Conversion Shares or GDI Warrant Shares are freely tradeable pursuant to Rule 144(k) of the Securities Act or (ii) sold pursuant to an effective registration statement under the Securities Act, GDI shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such securities without the legend required by this Section 5.8 endorsed thereon.

          5.9 Disclosure of Information. The Purchasers, or their
representatives, have had the opportunity to discuss the Companies' business, management, financial affairs and the terms and conditions of the offering of the securities covered by this Amended and Restated Purchase Agreement with the
Companies' management and have had an opportunity to visit and review the
Companies' facilities.

          5.10 Non-Public Information. Each Company covenants and agrees that neither it nor any other person or entity acting on its behalf has provided or will provide any Purchaser with any information that such Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Each Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Companies. In the event of a breach of the foregoing covenant by a Company or any person or entity acting on its behalf, GDI shall, upon written notice of such breach, make public disclosure of such material non-public information; provided that GDI shall not be required to make public disclosure of any such material non-public information which the Board of
Directors of GDI reasonably determines not to be in the best interests of GDI to disclose. In the event that GDI has not made such public disclosure as required pursuant to the foregoing sentence within two (2) business days of such written notice, in addition to any other remedy provided herein or in the Second Closing
Related Agreements or otherwise available, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material non-public information without the prior approval by any Company or any person or entity acting on its or their behalf. No
Purchaser shall have any liability to any Company or any person or entity acting on its or their behalf for any such disclosure.

          5.11 Audited Financial Statements and Form 10 Disclosure. GDI
covenants and agrees that it will comply with its obligation to file with the
SEC a current report on Form 8-K within four (4) days following the Second
Closing containing the requisite audited consolidated financial statements of
Aduromed and the requisite Form 10-type disclosure regarding the Aduromed. The
Form 8-K to be filed by GDI pursuant to this Section 5.11 will disclose all material terms of the transactions contemplated hereby and by the Second Closing
Related Agreements (and attach as exhibits thereto the this Amended and Restated
Purchase Agreement and the Second Closing Related Agreements) in accordance with the applicable SEC rules and

                                       28

regulations. In addition, GDI will make such other filings and notices in the manner and time required by the SEC and the OTC-BB. Notwithstanding the foregoing, no Company shall publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or securities exchange or the OTC-BB, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or
OTC-BB regulations, in which case such Company shall provide the Purchasers with prior notice of such disclosure. Each Purchaser shall provide to the Companies in a reasonably timely fashion such information regarding itself and its affiliates as is reasonably requested from time to time by the Companies to satisfy the requirements under the SEC's rules and regulations applicable to the transactions contemplated hereunder and under the Second Closing Related
Agreements.

     6. Conditions to the Obligations of the Purchasers.

          6.1 Conditions to the Obligations of the Purchasers at the First
Closing. The obligation of each of the Purchasers to purchase the Aduromed
Series A Preferred and First Closing Aduromed Warrants at the First Closing is
subject to the fulfillment, or the waiver by such Purchaser, of each of the following conditions on or before the First Closing Date:

               (a) Accuracy of Representations and Warranties. Each
          representation and warranty contained in Section 3 shall be true on and as of the First Closing Date with the same effect as though such representation and warranty had been made on and as of such date
          (except representations and warranties, if any, which speak as of a date certain, which shall be true and correct as of such date on the
          First Closing Date).

               (b) Performance. Aduromed shall have performed and complied in all material respects with the agreements and conditions contained in the Original Purchase Agreement and the First Closing Related
          Agreements required to be performed or complied with by Aduromed prior to or at the First Closing.

               (c) Opinion of Counsel. The Purchasers shall have received an opinion from counsel for Aduromed, dated as of the First Closing Date, addressed to the Purchasers at the First Closing, in the form attached hereto as Exhibit G.

               (d) Certificates and Documents. On or prior to the First Closing
          Date, Aduromed shall have delivered to each of the Purchasers each of the certificates and documents referred to in Section 6.3(a).

               (e) Effectiveness of Aduromed Series A Certificate of
          Designations. The Aduromed Series A Certificate of Designations shall have been made effective by filing such Aduromed Series A Certificate of Designations with the Secretary of State of the State of Delaware.

               (f) Registration Rights Agreement. The Registration Rights
          Agreement, dated as of the date of the Original Purchase Agreement, among Aduromed and the Purchasers, in the form attached hereto as
          Exhibit H (the "Registration Rights Agreement"), shall have been executed by Aduromed and the Purchasers.

                                       29

               (g) Stockholders Agreement. The Stockholders Agreement, dated as of the date of the Original Purchase Agreement, among Aduromed, the
          Purchasers and certain of the other stockholders of Aduromed, in the form attached hereto as Exhibit I (the "Stockholders Agreement"), shall have been executed by Aduromed, the Purchasers and each of the other stockholders of Aduromed.

               (h) Blue Sky Approvals. Aduromed shall have received the
          requisite approvals of the securities commissioners of all states in which prior approvals are required and such approvals shall be in full force and effect on the First Closing Date.

               (i) Other Matters. All corporate, legal, governmental,
          administrative and other proceedings in connection with the transactions contemplated by the Original Purchase Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          6.2 Conditions to the Obligations of the Purchasers at the Second
Closing. The obligation of each of the Purchasers to purchase the GDI Series B
Preferred and Second Closing GDI Warrants at the Second Closing is subject to the fulfillment, or the waiver by such Purchaser, of each of the following conditions on or before the Second Closing Date:

               (a) Accuracy of Representations and Warranties. Each
          representation and warranty contained in Section 4 shall be true on and as of the Second Closing Date with the same effect as though such representation and warranty had been made on and as of such date
          (except representations and warranties, if any, which speak as of a date certain, which shall be true and correct as of such date on the
          Second Closing Date).

               (b) Performance. Each Company shall have performed and complied in all material respects with the agreements and conditions contained in this Amended and Restated Purchase Agreement, the First Closing
          Related Agreements and the Second Closing Related Agreements required to be performed or complied with by such Company prior to or at the
          Second Closing.

               (c) Opinions of Counsel.

                    (i) The Purchasers shall have received an opinion from
               counsel for Aduromed, dated as of the Second Closing Date, addressed to the Purchasers at the Second Closing, in the form attached hereto as Exhibit J-I.

                    (ii) The Purchasers shall have received an opinion from
               counsel for GDI, dated as of the Second Closing Date, addressed to the Purchasers at the Second Closing, in the form attached hereto as Exhibit J-II.

               (d) Certificates and Documents. On or prior to the Second Closing
          Date, Aduromed and GDI shall have delivered to each of the Purchasers each of the certificates and documents referred to in Section 6.3(b).

                                       30

               (e) Blue Sky Approvals. Each Company shall have received the requisite approvals of the securities commissioners of all states in which prior approvals are required and such approvals shall be in full force and effect on the Second Closing Date.

               (f) Public Company Merger. Each of the following shall have occurred:

                    (i) The holders of a majority of the outstanding shares of
               Aduromed Series A Preferred shall have approved the Merger and the Merger Agreement in accordance with the provisions of the
               Aduromed Series A Certificate of Designations; and

                    (ii) The Merger shall have been consummated immediately
               prior to the consummation of the Second Closing.

               (g) Effectiveness of GDI Series A Certificate of Designations.
          The GDI Series A Certificate of Designations shall have been made effective by filing such Series A Certificate of Designations with the
          Secretary of State of the State of Delaware.

               (h) Effectiveness of GDI Series B Certificate of Designations.
          The GDI Series B Certificate of Designations shall have been made effective by filing such Series B Certificate of Designations with the
          Secretary of State of the State of Delaware.

               (i) Certified Public Transaction Agreement. Aduromed and GDI
          shall have delivered to the Purchasers a true and accurate copy of the
          Merger Agreement as in effect as of the Second Closing, certified as such by the Secretary of each of Aduromed and GDI.

               (j) Amended and Restated Registration Rights Agreement. The
          Amended and Restated Registration Rights Agreement, dated as of the date of the Second Closing, among Aduromed and the Purchasers, in the form attached hereto as Exhibit O (the "Amended and Restated
          Registration Rights Agreement"), shall have been executed by GDI, the
          Surviving Entity and the Purchasers.

               (k) Amended and Restated Stockholders Agreement. The Amended and
          Restated Stockholders Agreement, dated as of the date of the Second
          Closing, among GDI, the Surviving Entity, the Purchasers and certain of the other stockholders of GDI, in the form attached hereto as
          Exhibit P (the "Amended and Restated Stockholders Agreement"), shall have been executed by GDI, the Surviving Entity, the Purchasers and each of the other stockholders of GDI party thereto.

               (l) Other Matters. All corporate, legal, governmental,
          administrative and other proceedings in connection with the transactions contemplated by this Amended and Restated Purchase
          Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          6.3 Certificates and Documents to be Delivered at each Closing.

                                       31

               (a) On or prior to the First Closing Date, Aduromed shall deliver to each of the Purchasers:

                    (i) the certificate of incorporation of Aduromed, as in
               effect as of the First Closing Date, certified by the Secretary of State of the State of Delaware;

                    (ii) certificates, dated no more than five days prior to the
               First Closing Date, as to the corporate good standing of Aduromed issued by the Secretary of State of the State of Delaware and any
               other jurisdiction where Aduromed is qualified to do business;

                    (iii) the by-laws of Aduromed, as in effect as of the First
               Closing Date, certified by its Secretary or Assistant Secretary as of the First Closing Date;

                    (iv) a certificate of incumbency of Aduromed's principal
               officers, certified by its Secretary or Assistant Secretary as of the First Closing Date;

                    (v) resolutions of the Board of Directors of Aduromed,
               authorizing and approving all matters in connection with the
               Original Purchase Agreement and the First Closing Related
               Agreements and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of Aduromed as
               of the First Closing Date; and

                    (vi) a certificate by the President of Aduromed evidencing compliance with conditions set forth in Sections 6.1(a) and (b).

               (b) On or prior to the Second Closing Date, Aduromed and GDI shall deliver to each of the Purchasers:

                    (i) the certificate of incorporation of GDI, as in effect as of the Second Closing Date, certified by the Secretary of State of the State of Delaware;

                    (ii) the certificate of incorporation of Surviving Entity, as in effect as of the Second Closing Date, certified by the
               Secretary of State of the State of Delaware;

                    (iii) the certificate of merger in connection with the
               Merger, as in effect as of the Second Closing Date, certified by the Secretary of State of the State of Delaware;

                    (iv) certificates, dated no more than five days prior to the
               Second Closing Date, as to the corporate good standing of
               Aduromed, GDI and MergerSub issued by the Secretary of State of the State of Delaware and any other jurisdiction where Aduromed,
               GDI or MergerSub, as applicable, is qualified to do business;

                    (v) the by-laws of GDI, as in effect as of the Second
               Closing Date, certified by its Secretary or Assistant Secretary as of the Second Closing Date;

                                       32

                    (vi) the by-laws of the Surviving Entity, as in effect as of the First Closing Date, certified by its Secretary or Assistant
               Secretary as of the First Closing Date;

                    (vii) a certificate of incumbency of GDI's principal
               officers, certified by its Secretary or Assistant Secretary as of the Second Closing Date;

                    (viii) a certificate of incumbency of the Surviving Entity's principal officers, certified by its Secretary or Assistant
               Secretary as of the Second Closing Date;

                    (ix) resolutions of the Board of Directors of Aduromed,
               authorizing and approving all matters in connection with this
               Amended and Restated Purchase Agreement and the Second Closing
               Related Agreements and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of
               Aduromed as of the Second Closing Date;

                    (x) resolutions of the Board of Directors of GDI,
               authorizing and approving all matters in connection with this
               Amended and Restated Purchase Agreement and the Second Closing
               Related Agreements and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of GDI as of the Second Closing Date; and

                    (xi) a certificate by the President of each of GDI and the
               Surviving Entity evidencing compliance with conditions set forth in Sections 6.2(a) and (b).

     7. Conditions to the Obligations of the Company. The obligations of (i)
Aduromed to sell the Aduromed Series A Preferred and First Closing Aduromed
Warrants to the Purchasers at the First Closing on the First Closing Date, and
(ii) GDI to sell the GDI Series B Preferred and Second Closing GDI Warrants to
the Purchasers at the Second Closing on the Second Closing Date are subject to fulfillment, or the waiver, of each of the following conditions on or before the applicable Closing Date:

          7.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchasers contained in Section 5 shall be true on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

          7.2 Performance. The Purchasers shall have performed and complied with all agreements and conditions contained in this Amended and Restated Purchase
Agreement required to be performed and complied with by them prior to or at the applicable Closing.

          7.3 Purchase Price. The Purchasers shall have delivered, as applicable, (a) to Aduromed the First Closing Purchase Price or (b) to GDI,
Second Closing Purchase Price.

     8. Covenants.

                                       33

          8.1 Efforts to Effect Public Transaction. Aduromed and GDI shall use their respective best efforts to consummate the Merger as practicable following the First Closing, but in any event on or prior to February 28, 2006.

          8.2 Repurchase of Shares and Warrants.

               (a) In the event that any Purchaser shall deliver written notice to Aduromed of its election to seek redemption pursuant to this
          Section 8.2(a) at any time prior to the Second Closing when the First
          Closing Aduromed Warrant Shares or Aduromed Conversion Shares then held by such Purchaser shall not then be covered by an effective registration statement under the Securities Act, Aduromed agrees that it will, within 20 days of receipt of such written notice, repurchase the Aduromed Series A Preferred and First Closing Aduromed Warrants
          then held by such Purchaser for an aggregate repurchase price of $100 in cash.

               (b) In the event that any Purchaser shall deliver written notice to GDI of its election to seek redemption pursuant to this Section
          8.2(b) at any time after the Second Closing when the GDI Warrant
          Shares or GDI Conversion Shares then held by such Purchaser shall not then be covered by an effective registration statement under the
          Securities Act, GDI agrees that it will, within 20 days of receipt of such written notice, repurchase the GDI Series A Preferred, GDI Series
          B Preferred and GDI Warrants then held by such Purchaser for an aggregate repurchase price of $100 in cash.

          8.3 Notification. Prior to the Second Closing Date, Aduromed and GDI
will promptly notify Purchasers in writing if it becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties set forth in Section 4 as of the date of this Amended and Restated
Purchase Agreement, or if Aduromed or GDI becomes aware of the occurrence after the date of this Amended and Restated Purchase Agreement of any fact or condition that would (except as expressly contemplated by this Amended and
Restated Purchase Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.

     9. Miscellaneous.

          9.1 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated; provided, however, that Aduromed shall, at each Closing, pay the reasonable fees and out-of-pocket expenses of the
Purchasers (including the reasonable fees and expenses of Purchasers' counsel,
Mayer, Brown, Rowe & Maw LLP) in connection with such transactions in an amount not to exceed $50,000 in the aggregate.

          9.2 Survival of Representations and Warranties. With respect to each
Purchaser, all agreements, covenants, representations and warranties contained herein shall survive the execution and delivery of this Amended and Restated
Purchase Agreement, and the respective closings of the transactions contemplated hereby, until the first to occur of (a) all of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement)

                                       34

of such Purchaser shall have been sold by such Purchaser pursuant to the
Required Registration Statement (as defined in the Amended and Restated
Registration Rights Agreement) and (b) the second anniversary of the Second
Closing Date, whereupon all such covenants, representations and warranties shall expire and terminate and shall be of no further force or effect.

          9.3 Notices. Any notice required or permitted under this Amended and
Restated Purchase Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or sent by electronic facsimile transmission with a copy in either case sent by United
States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified or by overnight or international courier, as follows:

          If to Aduromed, at Aduromed Corporation, 153 Greenwood Avenue, Suite
11-13, Bethel, CT 06801, Attention: Damien R. Tanaka, President, or at such other address or addresses as may have been furnished in writing by Aduromed to the Purchasers, with a copy (which shall not constitute notice) to Stairs
Dillenbeck Finley, 330 Madison Avenue, 29th Floor, New York, NY 10017,
Attention: James M. Rae, Esq.; or

          If to GDI, at General Devices, Inc., 153 Greenwood Avenue, Suite
11-13, Bethel, CT 06801, Attention: Damien R. Tanaka, President, or at such other address or addresses as may have been furnished in writing by GDI to the
Purchasers, with a copy (which shall not constitute notice) to Stairs Dillenbeck
Finley, 330 Madison Avenue, 29th Floor, New York, NY 10017, Attention: James M.
Rae, Esq.;

          If to a Purchaser, at such Purchaser's respective address set forth on
Exhibit A-III, or at such other address or addresses as may have been furnished to Aduromed in writing by such Purchaser.

          Notices provided in accordance with this Section 9.3 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

          9.4 Successor and Assigns. The provisions of this Amended and Restated
Purchase Agreement shall bind and inure to the benefit of the respective successors, assigns, heirs, executors and administrators of the parties hereto.

          9.5 Entire Agreement. This Amended and Restated Purchase Agreement
embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter.

          9.6 Amendments and Waivers.

               (a) Amendments to this Agreement. Except as otherwise expressly set forth in this Amended and Restated Purchase Agreement, any term of this Amended and Restated Purchase Agreement may be amended with respect to all Purchasers and the observance of any term of this
          Amended and Restated Purchase Agreement may be waived with respect to all Purchasers (either generally or in a particular instance and either retroactively or prospectively), with the written consent of
          Aduromed, GDI and the

                                       35

          holders of at least a majority of the aggregate number of shares of
          GDI Common Stock issued or issuable upon exercise of the GDI Warrants and upon conversion of the GDI Series A Preferred and GDI Series B
          Preferred (calculated on an as converted into GDI Common Stock basis).

               (b) General. Any amendment or waiver effected in accordance with this Section 9.6 shall be binding upon Aduromed, GDI and each
          Purchaser. No waivers of or exceptions to any term, condition or provision of this Amended and Restated Purchase Agreement or any
          Second Closing Related Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          9.7 Counterparts; Facsimile Signatures. This Amended and Restated
Purchase Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.
This Amended and Restated Purchase Agreement may be executed by facsimile signatures.

          9.8 Press Releases; Publicity. The Purchasers, GDI and Aduromed will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to this Amended and Restated Purchase Agreement or any other Second
Closing Related Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange. Notwithstanding anything to the contrary set forth herein, without the prior written consent of the applicable
Purchaser, none of Aduromed, the Surviving Entity or GDI shall not disclose the name of any Purchaser or otherwise identify any such Purchaser as a stockholder of any Company except as may be required by applicable law, court process or obligations pursuant to any listing agreement with any national securities exchange.

          9.9 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

          9.10 Severability. The invalidity or unenforceability of any provision of this Amended and Restated Purchase Agreement shall not affect the validity or enforceability of any other provision of this Amended and Restated Purchase
Agreement.

          9.11 Governing Law. This Amended and Restated Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New
York, without reference to the principles thereof relating to the conflict of laws.

                  [Remainder of Page Intentionally Left Blank]

                                       36

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and
Restated Securities Purchase Agreement as of the day and year first above written.

                                        ADUROMED:

                                        ADUROMED CORPORATION

                                        By: /s/ Damien R. Tanaka
                                            ------------------------------------
                                        Name: Damien R. Tanaka
                                        Title: President

                                        GDI:

                                        GENERAL DEVICES, INC.

                                        By: /s/ Kevin Halter, Jr.
                                            ------------------------------------
                                        Name: Kevin Halter, Jr.
                                        Title: President

                                        PURCHASERS:

                                        PEQUOT SCOUT FUND, L.P.

                                        By: Pequot Capital Management, Inc.,
                                            its Investment Manager

                                        By: /s/ Daniel Fishbane
                                            ------------------------------------
                                        Name: Daniel Fishbane
                                        Title: CFO

                                        PEQUOT MARINER MASTER
                                        FUND, L.P.

                                        By: Pequot Capital Management, Inc.,
                                            its Investment Manager

                                        By: /s/ Daniel Fishbane
                                            ------------------------------------
                                        Name: Daniel Fishbane
                                        Title: CFO

                                        PEQUOT NAVIGATOR OFFSHORE FUND, INC.

                                        By: Pequot Capital Management, Inc.,
                                            its Investment Advisor

                                        By: /s/ Daniel Fishbane
                                            ------------------------------------
                                            Name: Daniel Fishbane
                                            Title: CFO

                                        PEQUOT DIVERSIFIED MASTER FUND, LTD.

                                        By: Pequot Capital Management, Inc.,
                                            its Investment Manager

                                        By: /s/ Daniel Fishbane
                                            ------------------------------------
                                            Name: Daniel Fishbane
                                            Title: CFO

                                        PREMIUM SERIES PCC LIMITED
                                        CELL 33

                                        By: /s/ Chris Mueller
                                            ------------------------------------
                                            Name: Chris Mueller
                                            Title: Attorney in Fact

                                        SHERLEIGH ASSOCIATES INC.
                                        DEFINED BENEFIT PENSION PLAN

                                        By: /s/ Jack Silver
                                            ------------------------------------
                                            Name: Jack Silver
                                            Title: Trustee